SOUTHERN STATES BANCSHARES, INC.	615 Quintard Avenue / Anniston, AL 36201 / (256) 241-1092

Southern States Bancshares, Inc. Announces Third Quarter 2023 Financial Results

Third Quarter 2023 Performance and Operational Highlights
•Core net income(1) of $9.6 million, or $1.06 per diluted share(1)

•Net income of $6.6 million, or $0.73 per diluted share

•Net interest income of $20.7 million, an increase of $1.3 million from the prior quarter

•Net interest margin (“NIM”) of 3.78%, up 5 basis points from the prior quarter

•NIM of 3.79% on a fully-taxable equivalent basis (“NIM - FTE”)(1)

•Return on average assets (“ROAA”) of 1.15%; return on average stockholders’ equity (“ROAE”) of 12.96%; and return on average tangible common equity (“ROATCE”)(1) of 14.21%

•Core ROAA(1) of 1.66%; and core ROATCE(1) of 20.50%

•Efficiency ratio of 48.01%; and core efficiency ratio of 42.79%

•Linked-quarter loan growth was 13.3% annualized

•Linked-quarter total deposits declined 1.5% annualized, primarily due to a reduction in brokered deposits

•Linked-quarter total deposits, excluding brokered deposits, increased 4.2% annualized from the prior quarter

(1) See "Reconciliation of Non-GAAP Financial Measures" below for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.

ANNISTON, Ala., October 23, 2023 – Southern States Bancshares, Inc. (NASDAQ: SSBK) (“Southern States” or the “Company”), the holding company for Southern States Bank, an Alabama state-chartered commercial bank (the “Bank”), today reported net income of $6.6 million, or $0.73 diluted earnings per share, for the third quarter of 2023. This compares to net income of $8.8 million, or $0.98 diluted earnings per share, for the second quarter of 2023, and net income of $6.7 million, or $0.75 diluted earnings per share, for the third quarter of 2022. The Company reported core net income of $9.6 million, or $1.06 diluted core earnings per share, for the third quarter of 2023. This compares to core net income of $7.1 million, or $0.79 diluted core earnings per share, for the second quarter of 2023, and core net income of $6.8 million, or $0.77 diluted core earnings per share, for the third quarter of 2022 (see “Reconciliation of Non-GAAP Financial Measures”).

CEO Commentary

Mark Chambers, Chief Executive Officer and President of Southern States, said, “Our business development teams continued to identify compelling opportunities in the third quarter, driving annualized sequential loan growth of 13.3% and maintaining the strong momentum we’ve generated over the past two years as we meet steady loan demand across our economically dynamic footprint.”

“Our growth positioned the bank to capitalize on higher rates, with increased yields on earning assets driving a nearly 7% gain in net interest income from the second quarter and from a year earlier, bolstering our core earnings. As we pursue new business, we remain committed to diligent underwriting and robust credit quality. Our non-performing loans as a percentage of the overall loan portfolio totaled just 0.06%, consistent with the prior quarter.”
“Importantly, we continue to fund our loan growth with a healthy deposit franchise. Our funding costs did increase during the third quarter to remain competitive in terms of price amid higher rates to keep our total deposit levels relatively stable. However, this was more than offset by our loan growth and gains in yields, and our net interest margin expanded by 5 basis points in the quarter as a result.”

During the second quarter of 2023, the Company received a $5.1 million employee retention credit (“ERC”). The second quarter of 2023 included the $5.1 million ERC in noninterest income, and also included $1.2 million in noninterest expense for professional fees paid by the Company in obtaining the ERC. After reviewing the revised IRS guidelines pertaining to ERC issued during the third quarter, the Company determined to return the full $5.1 million ERC to the IRS and has recorded a payable. The Company will also receive a refund of all professional fees totaling $1.2 million related to ERC. Accordingly, the third quarter of 2023 reflects a $5.1 million reduction in noninterest income and a $1.2 million reduction in noninterest expense related to the return of the ERC. This was deemed a change in circumstance between the second and third quarters of 2023. The following table for the three months ended June 30, 2023 and the three months ended September 30, 2023 eliminates the effect of the ERC. There is no impact on the nine months ended September 30, 2023.

Results excluding ERC

	Three Months Ended		Nine Months Ended
	September 30, 2023	June 30, 2023	September 30, 2023

Results of Operations
Interest income	$35,204	$32,185	$96,088
Interest expense	14,473	12,753	36,379
Net interest income	20,731	19,432	59,709
Provision for credit losses	773	1,557	3,511
Net interest income after provision	19,958	17,875	56,198
Noninterest income	2,206	1,762	5,755
Noninterest expense	9,812	12,189	32,159
Income tax expense	2,843	1,572	6,738
Net income	$9,509	$5,876	$23,056

Per Share Data
Earnings per share:
Basic	$1.07	$0.67	$2.62
Diluted	$1.05	$0.66	$2.56

Performance and Financial Ratios
ROAA	1.65%	1.07%	1.41%
ROAE	18.59%	12.18%	15.85%
Efficiency ratio	42.76%	57.39%	49.47%

Net Interest Income and Net Interest Margin

	Three Months Ended			% Change September 30, 2023 vs.
	September 30, 2023	June 30, 2023	September 30, 2022	June 30, 2023		September 30, 2022
	(Dollars in thousands)

Average interest-earning assets	$2,175,103	$2,091,998	$1,859,104	4.0%		17.0%
Net interest income	$20,731	$19,432	$19,435	6.7%		6.7%
Net interest margin	3.78%	3.73%	4.15%	5	bps	(37)	bps

Net interest income for the third quarter of 2023 was $20.7 million, an increase of 6.7% from $19.4 million for the second quarter of 2023. The increase was primarily driven by the impact of a higher yield on interest-earning assets due to both growth and higher interest rates, which more than offset a higher cost of interest-bearing deposits primarily due to rising interest rates.

Relative to the third quarter of 2022, net interest income increased $1.3 million, or 6.7%. The increase was primarily the result of a sharp improvement in the yield on interest-earning assets due to both year over year growth and higher interest rates, which outpaced the accelerated rise in costs on interest-bearing liabilities due to a rapid rise in interest rates, coupled with growth in interest-bearing liabilities. A portion of the growth in interest-bearing deposits is due to migration from noninterest-bearing into interest-bearing deposits.

Net interest margin for the third quarter of 2023 was 3.78%, compared to 3.73% for the second quarter of 2023. The increase was primarily due to an increase in the average balance and yield on interest-earning assets, which outpaced the combined effect of higher average balances and cost of interest-bearing deposits.

Relative to the third quarter of 2022, net interest margin decreased from 4.15%. The decrease was primarily due to a rapid increase in interest rates, which accelerated the cost on interest-bearing liabilities at a faster pace than the yield received on interest-earning assets. A shift from noninterest-bearing deposits into interest-bearing deposits also had a negative impact on net interest margin.

Noninterest Income

	Three Months Ended			% Change September 30, 2023 vs.
	September 30, 2023	June 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022
	(Dollars in thousands)

Service charges on deposit accounts	$442	$456	$508	(3.1)%	(13.0)%
Swap fees	453	173	11	161.8%	4018.2%
SBA/USDA fees	74	66	95	12.1%	(22.1)%
Mortgage origination fees	158	188	218	(16.0)%	(27.5)%
Net loss on securities	(12)	(45)	(143)	(73.3)%	(91.6)%
Employee retention credit and related revenue	(5,100)	5,100	—	N/A	N/A
Other operating income	1,091	924	650	18.1%	67.8%
Total noninterest income	$(2,894)	$6,862	$1,339	(142.2)%	(316.1)%

Noninterest income for the third quarter of 2023 was reported as a $2.9 million net expense, compared to noninterest income of $6.9 million for the second quarter of 2023. The change in ERC eligibility between the second and third quarters of 2023 is substantially the reason for the significant variation. This decrease was partially offset by a $280,000 increase in swap fees during the third quarter of 2023.

Relative to the third quarter of 2022, noninterest income decreased 316.1% from $1.3 million. The decrease was substantially due to the aforementioned return of ERC. This decrease was partially offset by a $280,000 increase in swap fees during the third quarter of 2023 and $132,000 in dividend income realized on equity securities.

Noninterest Expense

	Three Months Ended			% Change September 30, 2023 vs.
	September 30, 2023	June 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022
	(Dollars in thousands)

Salaries and employee benefits	$5,752	$7,863	$6,152	(26.8)%	(6.5)%
Equipment and occupancy expenses	718	694	764	3.5%	(6.0)%
Data processing fees	650	646	599	0.6%	8.5%
Regulatory assessments	322	180	235	78.9%	37.0%
Professional fees related to ERC	(1,243)	1,243	—	N/A	N/A
Other operating expenses	2,370	2,806	2,487	(15.5)%	(4.7)%
Total noninterest expenses	$8,569	$13,432	$10,237	(36.2)%	(16.3)%

Noninterest expense for the third quarter of 2023 was $8.6 million, a decrease of 36.2% from $13.4 million for the second quarter of 2023. The decrease was substantially attributable to a decrease in salaries and benefits as a result of significantly less retirement expenses during the third quarter of 2023, in addition to several open positions. Additionally, the change in ERC eligibility resulted in a $1.2 million refund of professional fees related to the ERC. Provision for unfunded loan commitments decreased $181,000 during the third quarter of 2023.

Relative to the third quarter of 2022, noninterest expense decreased 16.3% from $10.2 million. The decrease was substantially due to the aforementioned refund of professional fees related to the ERC, a decrease in salaries and benefits as a result of a reduction in employees and a net reduction in forgery/fraud losses during the third quarter of 2023.

Loans and Credit Quality

	Three Months Ended			% Change September 30, 2023 vs.
	September 30, 2023	June 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022
	(Dollars in thousands)

Gross loans	1,779,846	1,722,278	1,530,129	3.3%	16.3%
Unearned income	(5,698)	(5,766)	(5,139)	(1.2)%	10.9%
Loans, net of unearned income (“Loans”)	$1,774,148	$1,716,512	$1,524,990	3.4%	16.3%
Average loans, net of unearned (“Average loans”)	$1,740,582	$1,676,816	$1,480,735	3.8%	17.5%

Nonperforming loans (“NPL”)	$1,082	$1,010	$3,950	7.1%	(72.6)%
Provision for credit losses	$773	$1,557	$1,663	(50.4)%	(53.5)%
Allowance for credit losses (“ACL”)	$22,181	$21,385	$18,423	3.7%	20.4%
Net charge-offs (recoveries)	$(23)	$27	$47	(185.2)%	(148.9)%
NPL to gross loans	0.06%	0.06%	0.26%
Net charge-offs (recoveries) to average loans(1)	(0.01)%	0.01%	0.01%
ACL to loans	1.25%	1.25%	1.21%

(1) Ratio is annualized.

Loans, net of unearned income, were $1.8 billion at September 30, 2023, up $57.6 million from June 30, 2023 and up $249.2 million from September 30, 2022. The linked-quarter and year-over-year increases in loans were primarily attributable to new business growth across our footprint.

Nonperforming loans totaled $1.1 million, or 0.06% of gross loans, at September 30, 2023, compared with $1.0 million, or 0.06% of gross loans, at June 30, 2023, and $4.0 million, or 0.26% of gross loans, at September 30, 2022. The $72,000 net increase in nonperforming loans in the third quarter of 2023 was primarily attributable to a commercial real estate loan that was added to nonaccrual status and partially offset by a commercial real estate loan that moved back to accruing status. The $2.9 million net decrease in nonperforming loans from September 30, 2022, was primarily attributable to a significant commercial real estate loan being moved back to accruing status, two loans that were paid-off and one loan that was charged-off.

The Company recorded a provision for credit losses of $773,000 for the third quarter of 2023, compared to $1.6 million for the second quarter of 2023. Provision in the second quarter of 2023 was based on increases for qualitative economic factors as well as loan growth, whereas provision in the third quarter of 2023 was based solely on loan growth. The Company expects future provisions to be based on loan growth, unless credit issues arise.

Net recoveries for the third quarter of 2023 were $23,000, or (0.01)% of average loans on an annualized basis, compared to net charge-offs of $27,000, or 0.01% of average loans on an annualized basis, for the second quarter of 2023, and net charge-offs of $47,000, or 0.01% of average loans on an annualized basis, for the third quarter of 2022.

The Company’s allowance for credit losses was 1.25% of total loans and 2050.00% of nonperforming loans at September 30, 2023, compared with 1.25% of total loans and 2117.33% of nonperforming loans at June 30, 2023. Allowance for credit losses on unfunded commitments was $1.5 million at September 30, 2023.

Deposits

	Three Months Ended			% Change September 30, 2023 vs.
	September 30, 2023	June 30, 2023	September 30, 2022	June 30, 2023	September 30, 2022
	(Dollars in thousands)

Noninterest-bearing deposits	$418,125	$449,433	$499,613	(7.0)%	(16.3)%
Interest-bearing deposits	1,498,276	1,474,478	1,267,479	1.6%	18.2%
Total deposits	$1,916,401	$1,923,911	$1,767,092	(0.4)%	8.4%

Uninsured deposits	$568,323	$553,084	$707,371	2.8%	(19.7)%
Uninsured deposits to total deposits	29.66%	28.75%	40.03%
Noninterest deposits to total deposits	21.82%	23.36%	28.27%

Total deposits were $1.9 billion at September 30, 2023, down slightly from June 30, 2023 and up from $1.8 billion at September 30, 2022. The $7.5 million decrease in total deposits in the third quarter was primarily related to a reduction in brokered deposits of $25.9 million, partially offset by an $18.4 million increase in customer deposits. Total brokered deposits were $168.3 million at September 30, 2023.

Capital

	September 30, 2023		June 30, 2023		September 30, 2022
	Company	Bank	Company	Bank	Company	Bank

Tier 1 capital ratio to average assets	8.70%	11.71%	8.70%	11.82%	8.44%	11.49%
Risk-based capital ratios:
Common equity tier 1 (“CET1”) capital ratio	9.32%	12.55%	9.11%	12.37%	8.73%	11.89%
Tier 1 capital ratio	9.32%	12.55%	9.11%	12.37%	8.73%	11.89%
Total capital ratio	14.60%	13.67%	14.42%	13.47%	12.26%	12.87%

As of September 30, 2023, total stockholders’ equity was $201.9 million, up from $197.3 million at June 30, 2023. The increase of $4.7 million was substantially due to earnings growth, partially offset by an increase in accumulated other comprehensive loss resulting from changes in the value of the available for sale securities portfolio.

About Southern States Bancshares, Inc.
Headquartered in Anniston, Alabama, Southern States Bancshares, Inc. is a bank holding company that operates primarily through its wholly-owned subsidiary, Southern States Bank. The Bank is a full service community banking institution, which offers an array of deposit, loan and other banking-related products and services to businesses and individuals in its communities. The Bank operates 13 branches in Alabama and Georgia and two loan production offices in Atlanta.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws, which reflect our current expectations and beliefs with respect to, among other things, future events and our financial performance. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. This may be especially true given recent events and trends in the banking industry and the inflationary environment. Although we believe that the expectations reflected in such forward-looking statements are reasonable as of the dates made, we cannot give any assurance that such expectations will prove correct and actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 under the section entitled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors”. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict.

These statements are often, but not always, made through the use of words or phrases such as “may,” “can,” “should,” “could,” “to be,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “likely,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “target,” “project,” “would” and “outlook,” or the negative version of those words or other similar words or phrases of a future or forward-looking nature. Forward-looking statements appear in a number of places in this press release and may include statements about business strategy and prospects for growth, operations, ability to pay dividends, competition, regulation and general economic conditions.

Contact Information

Lynn Joyce	Kevin Dobbs
(205) 820-8065	(310) 622-8245
ljoyce@ssbank.bank	ssbankir@finprofiles.com

SELECT FINANCIAL DATA
(Dollars in thousands, except share and per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022

Results of Operations
Interest income	$35,204	$32,185	$22,520	$96,088	$56,144
Interest expense	14,473	12,753	3,085	36,379	5,690
Net interest income	20,731	19,432	19,435	59,709	50,454
Provision for credit losses	773	1,557	1,663	3,511	3,667
Net interest income after provision	19,958	17,875	17,772	56,198	46,787
Noninterest income	(2,894)	6,862	1,339	5,755	4,074
Noninterest expense	8,569	13,432	10,237	32,159	29,178
Income tax expense	1,866	2,549	2,174	6,738	5,204
Net income	$6,629	$8,756	$6,700	$23,056	$16,479
Core net income(1)	$9,563	$7,058	$6,806	$23,901	$16,883

Share and Per Share Data
Shares issued and outstanding	8,834,168	8,738,814	8,705,920	8,834,168	8,705,920
Weighted average shares outstanding:
Basic	8,846,018	8,763,635	8,693,745	8,791,007	8,797,720
Diluted	9,040,687	8,950,847	8,871,116	9,016,603	8,952,600
Earnings per share:
Basic	$0.75	$1.00	$0.77	$2.62	$1.87
Diluted	$0.73	$0.98	$0.75	$2.56	$1.84
Core - diluted(1)	$1.06	$0.79	$0.77	$2.65	$1.89
Book value per share	$22.86	$22.57	$19.56	$22.86	$19.56
Tangible book value per share(1)	$20.84	$20.52	$17.48	$20.84	$17.48
Cash dividends per common share	$0.09	$0.09	$0.09	$0.27	$0.27

Performance and Financial Ratios
ROAA	1.15%	1.60%	1.35%	1.41%	1.19%
ROAE	12.96%	18.15%	15.42%	15.85%	12.72%
Core ROAA(1)	1.66%	1.29%	1.37%	1.47%	1.21%
ROATCE(1)	14.21%	20.01%	17.24%	17.47%	14.22%
Core ROATCE(1)	20.50%	16.13%	17.51%	18.11%	14.57%
NIM	3.78%	3.73%	4.15%	3.85%	3.85%
NIM - FTE(2)	3.79%	3.74%	4.17%	3.87%	3.87%
Net interest spread	2.84%	2.86%	3.86%	3.00%	3.64%
Yield on loans	6.86%	6.61%	5.37%	6.62%	4.97%
Yield on interest-earning assets	6.42%	6.17%	4.81%	6.20%	4.29%
Cost of interest-bearing liabilities	3.58%	3.31%	0.95%	3.20%	0.65%
Cost of funds(2)	2.80%	2.58%	0.69%	2.48%	0.46%
Cost of interest-bearing deposits	3.43%	3.12%	0.82%	3.02%	0.52%
Cost of total deposits	2.63%	2.38%	0.58%	2.29%	0.36%
Noninterest deposits to total deposits	21.82%	23.36%	28.27%	21.82%	28.27%
Core deposits to total deposits	86.58%	86.18%	92.17%	86.58%	92.17%
Uninsured deposits to total deposits	29.66%	28.75%	40.03%	29.66%	40.03%
Total loans to total deposits	92.58%	89.22%	86.30%	92.58%	86.30%
Efficiency ratio	48.01%	51.00%	48.94%	49.47%	52.98%
Core efficiency ratio(1)	42.79%	49.96%	48.94%	47.06%	52.98%

(1) See "Reconciliation of Non-GAAP Financial Measures" below for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.
(2) Includes total interest-bearing liabilities and noninterest deposits.

SELECT FINANCIAL DATA
(Dollars in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022

Financial Condition (ending)
Total loans	$1,774,148	$1,716,512	$1,524,990	$1,774,148	$1,524,990
Total securities	189,496	182,717	170,375	189,496	170,375
Total assets	2,296,527	2,277,803	2,052,725	2,296,527	2,052,725
Total noninterest bearing deposits	418,125	449,433	499,613	418,125	499,613
Total core deposits(1)	1,659,291	1,657,961	1,628,660	1,659,291	1,628,660
Total deposits	1,916,401	1,923,911	1,767,092	1,916,401	1,767,092
Total borrowings	146,573	131,472	93,020	146,573	93,020
Total liabilities	2,094,603	2,080,553	1,882,400	2,094,603	1,882,400
Total shareholders’ equity	201,924	197,250	170,325	201,924	170,325

Financial Condition (average)
Total loans	$1,740,582	$1,676,816	$1,480,735	$1,676,134	$1,373,564
Total securities	201,830	196,731	185,670	197,005	175,381
Total other interest-earning assets	232,691	218,451	192,699	199,379	202,837
Total interest-bearing assets	2,175,103	2,091,998	1,859,104	2,072,518	1,751,782
Total assets	2,282,217	2,200,843	1,966,556	2,180,851	1,858,993
Total noninterest-bearing deposits	448,616	438,987	491,917	442,149	502,951
Total interest-bearing deposits	1,472,024	1,412,047	1,207,797	1,395,529	1,097,693
Total deposits	1,920,640	1,851,034	1,699,714	1,837,678	1,600,644
Total borrowings	129,882	131,411	75,039	122,156	68,719
Total interest-bearing liabilities	1,601,906	1,543,458	1,282,836	1,517,685	1,166,412
Total shareholders’ equity	202,955	193,516	172,402	194,430	173,210

Asset Quality
Nonperforming loans	$1,082	$1,010	$3,950	$1,082	$3,950
Other real estate owned (“OREO”)	$2,903	$2,870	$2,930	$2,903	$2,930
Nonperforming assets (“NPA”)	$3,985	$3,880	$6,880	$3,985	$6,880
Net charge-offs (recovery) to average loans(2)	(0.01)%	0.01%	0.01%	0.02%	0.01%
Provision for credit losses to average loans(2)	0.18%	0.37%	0.45%	0.28%	0.36%
ACL to loans	1.25%	1.25%	1.21%	1.25%	1.21%
ACL to gross loans	1.25%	1.24%	1.20%	1.25%	1.20%
ACL to NPL	2050.00%	2117.33%	466.41%	2050.00%	466.41%
NPL to loans	0.06%	0.06%	0.26%	0.06%	0.26%
NPL to gross loans	0.06%	0.06%	0.26%	0.06%	0.26%
NPA to gross loans and OREO	0.22%	0.22%	0.45%	0.22%	0.45%
NPA to total assets	0.17%	0.17%	0.34%	0.17%	0.34%

Regulatory and Other Capital Ratios
Total shareholders’ equity to total assets	8.79%	8.66%	8.30%	8.79%	8.30%
Tangible common equity to tangible assets(3)	8.08%	7.94%	7.48%	8.08%	7.48%
Tier 1 capital ratio to average assets	8.70%	8.70%	8.44%	8.70%	8.44%
Risk-based capital ratios:
CET1 capital ratio	9.32%	9.11%	8.73%	9.32%	8.73%
Tier 1 capital ratio	9.32%	9.11%	8.73%	9.32%	8.73%
Total capital ratio	14.60%	14.42%	12.26%	14.60%	12.26%

(1) We define core deposits as total deposits excluding brokered deposits and time deposits greater than $250,000.
(2) Ratio is annualized.
(3) See "Reconciliation of Non-GAAP Financial Measures" below for reconciliation of non-GAAP financial measures to their most closely comparable GAAP financial measures.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in thousands)

	September 30, 2023	June 30, 2023	December 31, 2022	September 30, 2022
	(Unaudited)	(Unaudited)	(Audited)	(Unaudited)

Assets
Cash and due from banks	$31,047	$21,299	$15,260	$17,394
Interest-bearing deposits in banks	103,646	159,818	90,198	165,637
Federal funds sold	81,487	84,812	63,041	63,031
Total cash and cash equivalents	216,180	265,929	168,499	246,062

Securities available for sale, at fair value	169,859	163,075	155,544	150,718
Securities held to maturity, at amortized cost	19,637	19,642	19,652	19,657
Other equity securities, at fair value	3,654	3,762	4,444	5,694
Restricted equity securities, at cost	4,971	3,862	3,134	2,791
Loans held for sale	1,799	1,589	1,047	1,643

Loans, net of unearned income	1,774,148	1,716,512	1,587,164	1,524,990
Less allowance for credit losses	22,181	21,385	20,156	18,423
Loans, net	1,751,967	1,695,127	1,567,008	1,506,567

Premises and equipment, net	26,694	26,957	27,345	28,585
Accrued interest receivable	8,321	7,372	6,963	5,699
Bank owned life insurance	29,697	29,521	29,186	29,677
Annuities	15,266	15,359	15,478	15,564
Foreclosed assets	2,903	2,870	2,930	2,930
Goodwill	16,862	16,862	16,862	16,862
Core deposit intangible	981	1,062	1,226	1,302
Other assets	27,736	24,814	25,886	18,974

Total assets	$2,296,527	$2,277,803	$2,045,204	$2,052,725

Liabilities and Stockholders' Equity
Liabilities:
Deposits:
Noninterest-bearing	$418,125	$449,433	$460,977	$499,613
Interest-bearing	1,498,276	1,474,478	1,259,766	1,267,479
Total deposits	1,916,401	1,923,911	1,720,743	1,767,092

Other borrowings	4,991	(13)	(19)	19,978
FHLB advances	55,000	45,000	31,000	26,000
Subordinated notes	86,582	86,485	86,314	47,042
Accrued interest payable	1,280	1,063	584	359
Other liabilities	30,349	24,107	24,863	21,929

Total liabilities	2,094,603	2,080,553	1,863,485	1,882,400
Stockholders' equity:
Common stock	44,307	43,831	43,714	43,529
Capital surplus	77,671	77,101	76,785	75,835
Retained earnings	94,429	88,603	73,764	63,956
Accumulated other comprehensive loss	(13,126)	(10,799)	(11,048)	(12,403)
Unvested restricted stock	(580)	(709)	(477)	(592)
Vested restricted stock units	(777)	(777)	(1,019)	—

Total stockholders' equity	201,924	197,250	181,719	170,325

Total liabilities and stockholders' equity	$2,296,527	$2,277,803	$2,045,204	$2,052,725

CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Interest income:
Loans, including fees	$30,084	$27,630	$20,052	$83,049	$51,083
Taxable securities	1,796	1,641	1,010	4,819	2,417
Nontaxable securities	227	228	323	747	931
Other interest and dividends	3,097	2,686	1,135	7,473	1,713
Total interest income	35,204	32,185	22,520	96,088	56,144

Interest expense:
Deposits	12,732	10,998	2,489	31,498	4,251
Other borrowings	1,741	1,755	596	4,881	1,439
Total interest expense	14,473	12,753	3,085	36,379	5,690

Net interest income	20,731	19,432	19,435	59,709	50,454
Provision for credit losses	773	1,557	1,663	3,511	3,667
Net interest income after provision for credit losses	19,958	17,875	17,772	56,198	46,787

Noninterest income:
Service charges on deposit accounts	442	456	508	1,348	1,433
Swap fees	453	173	11	622	48
SBA/USDA fees	74	66	95	274	575
Mortgage origination fees	158	188	218	446	717
Net (loss) gain on securities	(12)	(45)	(143)	457	(546)
Employee retention credit and related revenue	(5,100)	5,100	—	—	—
Other operating income	1,091	924	650	2,608	1,847
Total noninterest income	(2,894)	6,862	1,339	5,755	4,074

Noninterest expenses:
Salaries and employee benefits	5,752	7,863	6,152	19,926	17,859
Equipment and occupancy expenses	718	694	764	2,095	2,188
Data processing fees	650	646	599	1,889	1,733
Regulatory assessments	322	180	235	844	760
Professional fees related to ERC	(1,243)	1,243	—	—	—
Other operating expenses	2,370	2,806	2,487	7,405	6,638
Total noninterest expenses	8,569	13,432	10,237	32,159	29,178

Income before income taxes	8,495	11,305	8,874	29,794	21,683

Income tax expense	1,866	2,549	2,174	6,738	5,204

Net income	$6,629	$8,756	$6,700	$23,056	$16,479

Basic earnings per share	$0.75	$1.00	$0.77	$2.62	$1.87

Diluted earnings per share	$0.73	$0.98	$0.75	$2.56	$1.84

AVERAGE BALANCE SHEET AND NET INTEREST MARGIN
(Dollars in thousands)

	Three Months Ended
	September 30, 2023			June 30, 2023			September 30, 2022
	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Assets:
Interest-earning assets:
Loans, net of unearned income(1)	$1,740,582	$30,084	6.86%	$1,676,816	$27,630	6.61%	$1,480,735	$20,052	5.37%
Taxable securities	156,364	1,796	4.56%	151,107	1,641	4.36%	128,932	1,010	3.11%
Nontaxable securities	45,466	227	1.98%	45,624	228	2.00%	56,738	323	2.26%
Other interest-earnings assets	232,691	3,097	5.28%	218,451	2,686	4.93%	192,699	1,135	2.34%
Total interest-earning assets	$2,175,103	$35,204	6.42%	$2,091,998	$32,185	6.17%	$1,859,104	$22,520	4.81%
Allowance for credit losses	(21,606)			(20,154)			(17,250)
Noninterest-earning assets	128,720			128,999			124,702
Total Assets	$2,282,217			$2,200,843			$1,966,556

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing transaction accounts	88,668	20	0.09%	92,245	20	0.09%	114,517	26	0.09%
Savings and money market accounts	867,066	7,767	3.55%	845,742	6,872	3.26%	811,349	1,644	0.80%
Time deposits	516,290	4,945	3.80%	474,060	4,106	3.47%	281,931	819	1.15%
FHLB advances	43,261	514	4.72%	45,000	529	4.72%	27,380	102	1.47%
Other borrowings	86,621	1,227	5.62%	86,411	1,226	5.69%	47,659	494	4.12%
Total interest-bearing liabilities	$1,601,906	$14,473	3.58%	$1,543,458	$12,753	3.31%	$1,282,836	$3,085	0.95%

Noninterest-bearing liabilities:
Noninterest-bearing deposits	$448,616			$438,987			$491,917
Other liabilities	28,740			24,882			19,401
Total noninterest-bearing liabilities	477,356			463,869			511,318
Stockholders’ Equity	202,955			193,516			172,402
Total Liabilities and Stockholders’ Equity	$2,282,217			$2,200,843			$1,966,556

Net interest income		$20,731			$19,432			$19,435
Net interest spread(2)			2.84%			2.86%			3.86%
Net interest margin(3)			3.78%			3.73%			4.15%
Net interest margin - FTE(4)(5)			3.79%			3.74%			4.17%
Cost of funds(6)			2.80%			2.58%			0.69%
Cost of interest-bearing deposits			3.43%			3.12%			0.82%
Cost of total deposits			2.63%			2.38%			0.58%
(1)Includes nonaccrual loans.
(2)Net interest spread is the difference between interest rates earned on interest earning assets and interest rates paid on interest-bearing liabilities.
(3)Net interest margin is a ratio of net interest income to average interest earning assets for the same period.
(4)Net interest margin - FTE is a ratio of fully-taxable equivalent net interest income to average interest earning assets for the same period. It assumes a 24.0% tax rate.
(5)Refer to “Reconciliation of Non-GAAP Financial Measures”.
(6)Includes total interest-bearing liabilities and noninterest deposits.

AVERAGE BALANCE SHEET AND NET INTEREST MARGIN
(Dollars in thousands)

	Nine Months Ended
	September 30, 2023			September 30, 2022
	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Assets:
Interest-earning assets:
Loans, net of unearned income(1)	$1,676,134	$83,049	6.62%	$1,373,564	$51,083	4.97%
Taxable securities	149,058	4,819	4.32%	119,224	2,417	2.71%
Nontaxable securities	47,947	747	2.08%	56,157	931	2.22%
Other interest-earnings assets	199,379	7,473	5.01%	202,837	1,713	1.13%
Total interest-earning assets	$2,072,518	$96,088	6.20%	$1,751,782	$56,144	4.29%
Allowance for credit losses	(20,750)			(16,044)
Noninterest-earning assets	129,083			123,255
Total Assets	$2,180,851			$1,858,993

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing transaction accounts	91,602	59	0.09%	113,427	78	0.09%
Savings and money market accounts	839,827	19,679	3.13%	741,397	2,862	0.52%
Time deposits	464,100	11,760	3.39%	242,869	1,311	0.72%
FHLB advances	35,703	1,202	4.50%	26,115	144	0.74%
Other borrowings	86,453	3,679	5.69%	42,604	1,295	4.06%
Total interest-bearing liabilities	$1,517,685	$36,379	3.20%	$1,166,412	$5,690	0.65%

Noninterest-bearing liabilities:
Noninterest-bearing deposits	$442,149			$502,951
Other liabilities	26,587			16,420
Total noninterest-bearing liabilities	$468,736			$519,371
Stockholders’ Equity	194,430			173,210
Total Liabilities and Stockholders’ Equity	$2,180,851			$1,858,993

Net interest income		$59,709			$50,454
Net interest spread(2)			3.00%			3.64%
Net interest margin(3)			3.85%			3.85%
Net interest margin - FTE(4)(5)			3.87%			3.87%
Cost of funds(6)			2.48%			0.46%
Cost of interest-bearing deposits			3.02%			0.52%
Cost of total deposits			2.29%			0.36%
(1)Includes nonaccrual loans.
(2)Net interest spread is the difference between interest rates earned on interest earning assets and interest rates paid on interest-bearing liabilities.
(3)Net interest margin is a ratio of net interest income to average interest earning assets for the same period.
(4)Net interest margin - FTE is a ratio of fully-taxable equivalent net interest income to average interest earning assets for the same period. It assumes a 24.0% tax rate.
(5)Refer to “Reconciliation of Non-GAAP Financial Measures”.
(6)Includes total interest-bearing liabilities and noninterest deposits.

LOAN COMPOSITION
(Dollars in thousands)

	September 30, 2023		June 30, 2023		December 31, 2022		September 30, 2022
	Amount	% of gross	Amount	% of gross	Amount	% of gross	Amount	% of gross

Real estate mortgages:
Construction and development	$229,188	12.9%	$228,236	13.3%	$255,736	16.1%	$222,159	14.5%
Residential	224,499	12.6%	214,897	12.5%	167,891	10.5%	164,296	10.7%
Commercial	1,049,545	59.0%	1,011,815	58.7%	904,872	56.8%	889,942	58.2%
Commercial and industrial	268,283	15.0%	259,195	15.0%	256,553	16.1%	243,577	15.9%
Consumer and other	8,331	0.5%	8,135	0.5%	7,655	0.5%	10,155	0.7%
Gross loans	1,779,846	100.0%	1,722,278	100.0%	1,592,707	100.0%	1,530,129	100.0%
Unearned income	(5,698)		(5,766)		(5,543)		(5,139)
Loans, net of unearned income	1,774,148		1,716,512		1,587,164		1,524,990
Allowance for credit losses	(22,181)		(21,385)		(20,156)		(18,423)
Loans, net	$1,751,967		$1,695,127		$1,567,008		$1,506,567

DEPOSIT COMPOSITION
(Dollars in thousands)

	September 30, 2023		June 30, 2023		December 31, 2022		September 30, 2022
	Amount	% of total	Amount	% of total	Amount	% of total	Amount	% of total

Noninterest-bearing transaction	$418,125	21.8%	$449,433	23.3%	$460,977	26.8%	$499,613	28.3%
Interest-bearing transaction	934,383	48.8%	922,835	48.0%	837,127	48.6%	855,350	48.4%
Savings	38,518	2.0%	41,574	2.2%	49,235	2.9%	78,687	4.5%
Time deposits, $250,000 and under	436,613	22.8%	438,228	22.8%	307,145	17.8%	266,491	15.0%
Time deposits, over $250,000	88,762	4.6%	71,841	3.7%	66,259	3.9%	66,951	3.8%
Total deposits	$1,916,401	100.0%	$1,923,911	100.0%	$1,720,743	100.0%	$1,767,092	100.0%

Nonperfoming Assets
(Dollars in thousands)

	September 30, 2023	June 30, 2023	December 31, 2022	September 30, 2022

Nonaccrual loans	$1,082	$1,010	$2,245	$3,950
Past due loans 90 days or more and still accruing interest	—	—	—	—
Total nonperforming loans	1,082	1,010	2,245	3,950
OREO	2,903	2,870	2,930	2,930
Total nonperforming assets	$3,985	$3,880	$5,175	$6,880

Troubled debt restructured loans – nonaccrual(1)	970	724	832	1,011
Troubled debt restructured loans – accruing	1,052	1,328	1,292	1,307
Total troubled debt restructured loans	$2,022	$2,052	$2,124	$2,318

Allowance for credit losses	$22,181	$21,385	$20,156	$18,423
Loans, net of unearned income at the end of the period	$1,774,148	$1,716,512	$1,587,164	$1,524,990
Gross loans outstanding at the end of period	$1,779,846	$1,722,278	$1,592,707	$1,530,129
Total assets	$2,296,527	$2,277,803	$2,045,204	$2,052,725
Allowance for credit losses to nonperforming loans	2050.00%	2117.33%	897.82%	466.41%
Nonperforming loans to loans, net of unearned income	0.06%	0.06%	0.14%	0.26%
Nonperforming loans to gross loans	0.06%	0.06%	0.14%	0.26%
Nonperforming assets to gross loans and OREO	0.22%	0.22%	0.32%	0.45%
Nonperforming assets to total assets	0.17%	0.17%	0.25%	0.34%

Nonaccrual loans by category:
Real estate mortgages:
Construction & Development	$—	$33	$67	$70
Residential Mortgages	289	297	565	550
Commercial Real Estate Mortgages	785	671	1,278	2,888
Commercial & Industrial	8	9	312	434
Consumer and other	—	—	23	8
Total	$1,082	$1,010	$2,245	$3,950

(1) Troubled debt restructured loans are excluded from nonperforming loans unless they otherwise meet the definition of nonaccrual loans or are more than 90 days past due.

Allowance for Credit Losses
(Dollars in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022

Average loans, net of unearned income	$1,740,582	$1,676,816	$1,480,735	$1,676,134	$1,373,564
Loans, net of unearned income	$1,774,148	$1,716,512	$1,524,990	$1,774,148	$1,524,990
Gross loans	$1,779,846	$1,722,278	$1,530,129	$1,779,846	$1,530,129
Allowance for credit losses at beginning of the period	$21,385	$19,855	$16,807	$20,156	$14,844
Impact of adoption of ASC 326	$—	$—	$—	$(1,285)	$—
Charge-offs:
Construction and development	3	—	—	3	66
Residential	—	—	—	—	7
Commercial	—	—	—	—	—
Commercial and industrial	—	44	269	262	269
Consumer and other	—	—	1	6	8
Total charge-offs	3	44	270	271	350
Recoveries:
Construction and development	—	—	—	—	—
Residential	10	17	11	38	46
Commercial	—	—	—	—	—
Commercial and industrial	—	—	204	14	204
Consumer and other	16	—	8	18	12
Total recoveries	26	17	223	70	262
Net charge-offs (recoveries)	$(23)	$27	$47	$201	$88

Provision for credit losses	$773	$1,557	$1,663	$3,511	$3,667
Balance at end of the period	$22,181	$21,385	$18,423	$22,181	$18,423

Allowance for credit losses on unfunded commitments at beginning of the period	$1,495	$1,285	$—	$—	$—
Impact of adoption of ASC 326	—	—	—	1,285	—
Provision for credit losses on unfunded commitments	29	210	—	239	—
Balance at the end of the period	$1,524	$1,495	$—	$1,524	$—

Allowance to loans, net of unearned income	1.25%	1.25%	1.21%	1.25%	1.21%
Allowance to gross loans	1.25%	1.24%	1.20%	1.25%	1.20%
Net charge-offs (recoveries) to average loans, net of unearned income(1)	(0.01)%	0.01%	0.01%	0.02%	0.01%
Provision for credit losses to average loans, net of unearned income(1)	0.18%	0.37%	0.45%	0.28%	0.36%

(1) Ratio is annualized.

Reconciliation of Non-GAAP Financial Measures
Noninterest Expense
In addition to reporting GAAP results, the Company reports non-GAAP financial measures in this earnings release and other disclosures. Our management believes that these non-GAAP financial measures and the information they provide are useful to investors since these measures permit investors to view our performance using the same tools that our management uses to evaluate our performance. While we believe that these non-GAAP financial measures are useful in evaluating our performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies.

The following table provides a reconciliation of the non-GAAP financial measures to their most directly comparable financial measure presented in accordance with GAAP.

Reconciliation of Non-GAAP Financial Measures
(Dollars in thousands, except share and per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022

Net income	$6,629	$8,756	$6,700	$23,056	$16,479
Add: One-time retirement related expenses	—	1,571	—	1,571	—
Add: Professional fees related to ERC	(1,243)	1,243	—	—	—
Add: Net OREO (losses) gains	(9)	7	—	(2)	—
Less: Employee retention related revenue	(5,100)	5,100	—	—	—
Less: (Loss) gain on securities	(12)	(45)	(143)	457	(546)
Less: Tax effect	926	(536)	37	267	142
Core net income	$9,563	$7,058	$6,806	$23,901	$16,883
Average assets	$2,282,217	$2,200,843	$1,966,556	$2,180,851	$1,858,993
Core return on average assets	1.66%	1.29%	1.37%	1.47%	1.21%

Net income	$6,629	$8,756	$6,700	$23,056	$16,479
Add: One-time retirement related expenses	—	1,571	—	1,571	—
Add: Professional fees related to ERC	(1,243)	1,243	—	—	—
Add: Net OREO (losses) gains	(9)	7	—	(2)	—
Add: Provision	773	1,557	1,663	3,511	3,667
Less: Employee retention related revenue	(5,100)	5,100	—	—	—
Less: (Loss) gain on securities	(12)	(45)	(143)	457	(546)
Add: Income taxes	1,866	2,549	2,174	6,738	5,204
Pretax pre-provision core net income	$13,128	$10,628	$10,680	$34,417	$25,896
Average assets	$2,282,217	$2,200,843	$1,966,556	$2,180,851	$1,858,993
Pretax pre-provision core return on average assets	2.28%	1.94%	2.15%	2.11%	1.86%

Net interest income	$20,731	$19,432	$19,435	$59,709	$50,454
Add: Fully-taxable equivalent adjustments(1)	70	65	86	213	251
Net interest income - FTE	$20,801	$19,497	$19,521	$59,922	$50,705

Net interest margin	3.78%	3.73%	4.15%	3.85%	3.85%
Effect of fully-taxable equivalent adjustments(1)	0.01%	0.01%	0.02%	0.02%	0.02%
Net interest margin - FTE	3.79%	3.74%	4.17%	3.87%	3.87%

Total stockholders' equity	$201,924	$197,250	$170,325	$201,924	$170,325
Less: Intangible assets	17,843	17,924	18,164	17,843	18,164
Tangible common equity	$184,081	$179,326	$152,161	$184,081	$152,161

(1) Assumes a 24.0% tax rate.

Reconciliation of Non-GAAP Financial Measures
(Dollars in thousands, except share and per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2023	June 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022

Core net income	$9,563	$7,058	$6,806	$23,901	$16,883
Diluted weighted average shares outstanding	9,040,687	8,950,847	8,871,116	9,016,603	8,952,600
Diluted core earnings per share	$1.06	$0.79	$0.77	$2.65	$1.89

Common shares outstanding at year or period end	8,834,168	8,738,814	8,705,920	8,834,168	8,705,920
Tangible book value per share	$20.84	$20.52	$17.48	$20.84	$17.48

Total assets at end of period	$2,296,527	$2,277,803	$2,052,725	$2,296,527	$2,052,725
Less: Intangible assets	17,843	17,924	18,164	17,843	18,164
Adjusted assets at end of period	$2,278,684	$2,259,879	$2,034,561	$2,278,684	$2,034,561
Tangible common equity to tangible assets	8.08%	7.94%	7.48%	8.08%	7.48%

Total average shareholders equity	$202,955	$193,516	$172,402	$194,430	$173,210
Less: Average intangible assets	17,893	17,974	18,203	17,973	18,270
Average tangible common equity	$185,062	$175,542	$154,199	$176,457	$154,940
Net income to common shareholders	$6,629	$8,756	$6,700	$23,056	$16,479
Return on average tangible common equity	14.21%	20.01%	17.24%	17.47%	14.22%
Average tangible common equity	$185,062	$175,542	$154,199	$176,457	$154,940
Core net income	$9,563	$7,058	$6,806	$23,901	$16,883
Core return on average tangible common equity	20.50%	16.13%	17.51%	18.11%	14.57%

Net interest income	$20,731	$19,432	$19,435	$59,709	$50,454
Add: Noninterest income	(2,894)	6,862	1,339	5,755	4,074
Less: Employee retention related revenue	(5,100)	5,100	—	—	—
Less: (Loss) gain on securities	(12)	(45)	(143)	457	(546)
Operating revenue	$22,949	$21,239	$20,917	$65,007	$55,074

Expenses:
Total noninterest expense	$8,569	$13,432	$10,237	$32,159	$29,178
Less: One-time retirement related expenses	—	1,571	—	1,571	—
Less: Professional fees related to ERC	(1,243)	1,243	—	—	—
Less: Net OREO (losses) gains	(9)	7	—	(2)	—
Adjusted noninterest expenses	$9,821	$10,611	$10,237	$30,590	$29,178
Core efficiency ratio	42.79%	49.96%	48.94%	47.06%	52.98%